UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
 _____________________
FORM 8-K
 _____________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): July 25, 2017

Concert Pharmaceuticals, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-36310	20-4839882
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

99 Hayden Avenue, Suite 500 Lexington, Massachusetts	02421
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (781) 860-0045

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 2.01. Completion of Acquisition or Disposition of Assets.

On July 25, 2017, Concert Pharmaceuticals, Inc. (the “Company”) completed its previously announced sale of the cystic fibrosis assets of the Company, including CTP-656, for up to $250 million pursuant to an Asset Purchase Agreement (the “Purchase Agreement”) with Vertex Pharmaceuticals (Europe) Limited (“Vertex”).

Upon the closing of the Purchase Agreement, Vertex paid to the Company $160 million in cash consideration, with $16 million of such consideration to initially be held in escrow to satisfy certain indemnification obligations of the Company. Additionally, upon the achievement of certain milestone events, Vertex has agreed to pay the Company an aggregate of up to $90 million after the closing. Of this amount, $50 million will become payable to the Company upon receipt of marketing approval for a combination treatment regimen containing CTP-656 for patients with cystic fibrosis in the U.S., and $40 million will become payable to the Company upon completion of a pricing and reimbursement agreement in the first of the United Kingdom, Germany or France with respect to a combination treatment regimen containing CTP-656 for patients with cystic fibrosis.

The foregoing description of the Purchase Agreement and the transactions contemplated by the Purchase Agreement is not complete and is subject to, and qualified in its entirety by, the full text of the Purchase Agreement, which was attached as Exhibit 10.12 to the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 6, 2017 and the terms of which are incorporated herein by reference.

Item 8.01. Other Events.

On July 25, 2017, the Company issued a press release announcing the closing of the Purchase Agreement, as previously described in this Current Report on Form 8-K. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)           Exhibits
The Exhibits to this Current Report on Form 8-K are listed in the Exhibit Index attached hereto.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONCERT PHARMACEUTICALS, INC.

	By:	/s/ Roger D. Tung
Date: July 25, 2017		Roger D. Tung
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description

10.1
Asset Purchase Agreement dated March 3, 2017, by and between the Registrant and Vertex Pharmaceuticals (Europe) Ltd., as Buyer, and Vertex Pharmaceuticals Inc., as Guarantor (incorporated by reference to Exhibit 10.12 to the Registrant’s Annual Report on Form 10-K (File No. 001-36310), filed with the Securities and Exchange Commission on March 6, 2017).

99.1	Press Release issued by Concert Pharmaceuticals, Inc., dated July 25, 2017.